Share-based Compensation	12 Months Ended
Dec. 31, 2016
Share-based Compensation

13.    Share-based Compensation

Share Incentive Plan

In 2014, the Group amended its employment-related stock option plan, which the Group originally adopted in 2011 (“2014 Plan”, subsequently revised to “Stock Option Plan”) under which 2,500,000 Class B ordinary shares are available for issuance. The Stock Option Plan will terminate automatically in December 2019, unless terminated earlier.

From 2011 to 2015, the Group granted options with an average exercise price of $0.42 per share under the Stock Option plan. All of the options were to be vested over four years, one fourth (1/4) vesting and exercisable upon the first anniversary of the date of grant, and the remaining vesting monthly thereafter in 36 equal monthly installments.

Valuation Assumptions: The Group estimated the fair value of stock options using the Binominal option-pricing model with assistance from an independent valuation firm. The fair value of each option grant is estimated on the date of grant with the following assumptions:

	For the year ended December 31,
	2014	2015	2016
Exercise price	US$0.42	US$0.42	—
Risk free rate of interest	2.77%-3.63%	2.59%-2.95%	—
Dividend yield	—	—	—
Life of option (years)	10	10	—
Volatility	50%-52%	46%-49%	—
Exercise multiple (years)	2.2	2.2	—

The Group estimated the risk free rate based on the yield to maturity of US treasury bonds denominated in U.S. Dollars at the option valuation date. The exercise multiple is estimated as the ratio of fair value of underlying shares over the exercise price as at the time the option is exercised, based on a consideration of research study regarding exercise pattern based on historical statistical data. Expected term is the contract life of the option. The expected volatility at the date of grant date and each option valuation date was estimated based on the historical stock prices of comparable companies. The Group has never declared or paid any cash dividends on its capital stock, and the Group does not anticipate any dividend payments on its ordinary shares in the foreseeable future.

A summary of the Group’s stock option activities for the years ended December 31, 2014, 2015 and 2016 is presented below:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		US$	In years	US$
Outstanding as of December 31, 2013	1,687,250	$0.42	8.42	3,937
Granted	593,036	$0.42	—	—
Forfeited/expired	(88,125)	$0.42	—	—

Outstanding as of December 31, 2014	2,192,161	$0.42	7.98	16,471

Granted	331,000	$0.42	—	—
Forfeited/expired	(24,000)	$0.42	—	—

Outstanding as of December 31, 2015	2,499,161	$0.42	7.28	28,540

Granted	—	$0.42	—	—
Forfeited/expired	(62,500)	$0.42	—	—

Outstanding as of December 31, 2016	2,436,661	$0.42	6.24	34,423

Exercisable as of December 31, 2016	2,149,931	$0.42	5.91	28,709

The weighted average grant date fair value of options granted for the year ended December 31, 2014 and 2015 was $4.48 and $8.81 and no options granted for the year ended December 31, 2016.

Share-based compensation expenses for the share-based awards which are based on service conditions are recognized using the straight-line attribution approach.

For the years ended December 31, 2014, 2015 and 2016, the Group recognized share-based compensation expenses of RMB3,882, RMB8,806 and RMB10,629 respectively, for the stock options granted.

As of December 31, 2016, there was RMB17,467 of total unrecognized compensation expense, adjusted for estimated forfeitures, related to non-vested share-based compensation arrangement under the Stock Option Plan. The expense is expected to be recognized over a weighted average period of 1.01 years. Total unrecognized compensation expense may be adjusted for future changes in estimated forfeitures.